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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 1 to CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2000

                          GREAT PLAINS SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

MINNESOTA                           000-22703                    45-0374871
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)

                1701 S.W. 38th Street, Fargo, North Dakota 58103

              (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (701) 281-0550

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This amendment is being filed to revise Item 7 in the Current Report on Form 8-K filed April 4, 2000, to include the financial statements and pro forma financial information required by paragraphs (a) and (b) of Item 7 which were omitted from the Current Report as initially filed in accordance with paragraph (a)(4) of
Item 7.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

         The following are hereby incorporated by reference to Exhibit 99.1 hereto:

Report of Independent Accountants dated September 13, 1999.

Balance Sheets as of June 30, 1998 and 1999 and as of December 31, 1999 (unaudited).

Statements of Operations for the years ended June 30, 1997, 1998 and 1999 and for the six months ended December 31, 1998 and 1999 (unaudited).

Statement of Changes in Stockholders' Equity for the years ended June 30, 1997, 1998 and 1999 for the six months ended December 31, 1999 (unaudited).

Statements of Cash Flows for the years ended June 30, 1997, 1998 and 1999 for the six months ended December 31, 1998 and 1999 (unaudited).

Notes to Financial Statements.

         (b)      Pro Forma Financial Information

         The following are hereby incorporated by reference to Exhibit 99.2 hereto:

Unaudited Pro Forma Combined Condensed Balance Sheet as of February 29, 2000.

Unaudited Pro Forma Combined Condensed Income Statement for twelve months ended May 31, 1999.

Unaudited Pro Forma Combined Condensed Income Statement for nine months ended February 29, 2000.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

         (c)      Exhibits

2.1* Agreement and Plan of Merger dated as of February 22, 2000, between Great Plains Software, Inc., GPS Acquisition, Inc., FRx Software Corporation and Michael L. Rohan.

2.2* Amendment to Agreement and Plan of Merger dated as of March 15, 2000, between Great Plains Software, Inc., GPS Acquisition, Inc., FRx Software Corporation and Michael L. Rohan.

23.1     Consent of PricewaterhouseCoopers LLP.

99.1 Independent Accountants' Report and Financial Statements of FRx Software Corporation.

99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Great Plains Software, Inc.

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* Previously filed.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2000                    GREAT PLAINS SOFTWARE, INC.


                                       BY /s/ Tami L. Reller
                                         ---------------------------------------
                                       Name:  Tami L. Reller
                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

2.1* Agreement and Plan of Merger dated as of February 22, 2000, between Great Plains Software, Inc., GPS Acquisition, Inc., FRx Software Corporation and Michael L. Rohan.

2.2* Amendment to Agreement and Plan of Merger dated as of March 15, 2000, between Great Plains Software, Inc., GPS Acquisition, Inc., FRx Software Corporation and Michael L. Rohan.

23.1     Consent of PricewaterhouseCoopers LLP.

99.1 Independent Accountants' Report and Financial Statements of FRx Software Corporation.

99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Great Plains Software, Inc.

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* Previously filed.